Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies that, in his capacity as an officer of LMP Automotive Holdings, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2021	By:	/s/ Samer Tawfik
Samer Tawfik
President, Chief Executive Officer and
Chairman of the Board of Directors and Acting Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to LMP Automotive Holdings, Inc. and will be retained by LMP Automotive Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.